                                                                     Exhibit 21

                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT
                           --------------------------

The registrant is IKON Office Solutions, Inc., an Ohio corporation, which has no parent. The following sets forth information with respect to IKON's subsidiaries as of December 15, 1997.


                                                                                                       State or other
                                                                                                       jurisdiction of
                                                                           %Voting Securities          Incorporation or
Subsidiary                                                                 Owned (by whom)             organization
----------                                                                 ------------------          ----------------
Alco Office Products Group, Inc. (AOP)                                     100% IKON                   United Kingdom
     IKON Office Solutions Group PLC                                       100% AOP                    United Kingdom
     IKON Office Solutions Europe PLC                                      100% AOP                    United Kingdom
     Microgen Demand Publishing                                            100% AOP                    United Kingdom
Alco Standard Acquisition Capital Company                                  100% IKON                   Delaware
Alco Venture Capital Company                                               100% IKON                   Delaware

Chesterbrook Insurance Ltd.                                                100% IKON                   Bermuda

Depot Internacional S.A., Inc.                                             100% IKON                   Florida

IKON Baja (US) Corporation (IBC)                                           100% IKON                   Delaware
     IKON Baja, S.A., De C.V.                                              100% IBC                    Mexico
IKON Brands, Inc.                                                          100% IKON                   Delaware
IKON Capital, Inc. (ICI)                                                   100% IKON                   Delaware
     IKON Funding, Inc.                                                    100% ICI                    Delaware
IKON Denmark                                                               100% IKON                   Denmark
Ikon, Inc.                                                                 100% IKON                   Delaware
IKON North America, Inc. (INA)                                             100% IKON                   Delaware
     IKON de Mexico, S.A. de C.V. (IDM)                                    99% INA, 1% IKON            Mexico
         IKON Servicos, S.A. de C.V. (IS)                                  99% IDM, 1% INA             Mexico
         IKON Copiroyal, S.A. de C.V.                                      99% IDM, 1% IS              Mexico
         IKON Inmuebles                                                    99% IDM, 1% IS              Mexico
IKON Office Solutions Foundation, Inc.                                     100% IKON                   Delaware
IKON Office Solutions Holding GmbH (IOSH)                                  100% IOSE                   Germany
     Hans Bode Kopiervertriebsgeraete                                      100% IOSE                   Germany
     B&W Bueromaschinen-Vertriebs GmbH                                     100% IOSE                   Germany
     IKON Office Solutions GmbH Frankfurt                                  100% IOSH                   Germany
     IKON Office Solutions GmbH (Weisbaden)                                100% IOSH                   Germany
     IKON Office Solutions GmbH (Leasing)                                  100% IOSH                   Germany
     IKON Office Solutions GmbH, Leipzig                                   100% IOSH                   Germany
IKON Office Solutions Australia Pty. Ltd.                                  100% INA                    Australia
IKON Office Solutions Sudquest S.A. (IOSS)                                 100% IOSF                   France
         IKON Office Solutions STR S.A.                                    100% IOSS                   France
         STR Adour S.A. IKON Office Solutions, Inc.                        100% IOSS                   France
              Bureau-Tech
     Repro LR                                                              100% IOSF                   France
     SOMEREP S.A. (SSA)                                                    100% IOSF                   France
         SOMEREP 30                                                        100% SSA                    France
         SOMEREP 34                                                        100% SSA                    France
     IMPACT (IMP)                                                          100% IOSF                   France
         IRIS                                                              100% IMP                    France

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
         Occasion Bureautique                                              100% IMP                    France

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                                   Page -2-
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

                                                                                                       State or other
                                                                                                       jurisdiction of
                                                                                                       Incorporation
                                                                           %Voting Securities          or
Subsidiary                                                                 Owned (by whom)             organization
----------                                                                 ------------------          ---------------
IKON Office Solutions, Inc./IKON Solutions De                              100% IKON                   Canada
     Bureau, Inc. (IKON-CAN)
     143215 Canada, Inc. (143215)                                          100% IKON-CAN               Canada
         CGS Microtechnologies                                             100% 143215                 Canada
     1254406 Ontario, Ltd.                                                 100% IKON-CAN               Canada
     1254407 Ontario, Ltd. (1254407)                                       100% IKON-CAN               Canada
         Connections Plus Systems, Ltd.                                    100% 1254407                Canada
     Alco Dublin Limited                                                   100% IKON-CAN               Canada
     Craig Technologies, Inc.                                              100% IKON-CAN               Canada
     IKON Capital, Inc.                                                    100% IKON-CAN               Canada
     Proterm Data Systems, Ltd.                                            100% IKON-CAN               Canada
     Proterm Toronto, Inc. (PTI)                                           100% IKON-CAN               Canada
         Sysinct, Inc.                                                     100% PTI                    Canada
IKON Realty, Inc.                                                          100% IKON                   Delaware
Image Systems Solutions, Inc.                                              100% IKON                   Wyoming

MDR Management Corporation                                                 100% IKON                   Delaware

Office Group, Inc.                                                         100% IKON                   Delaware
Office Products, Inc.                                                      100% IKON                   Delaware
Office World Trade, Inc.                                                   100% IKON                   Delaware

Partners Securities, Inc.                                                  100% IKON                   Pennsylvania
Pimeau B.V. (PBV)                                                          100% INA                    France
     IKON Office Solutions (Holding) France (IOSF)                         100% PBV                    France
     Bureautique Systemes S.A.                                             100% IOSF                   France
     Bureautique & Systemes Technologies S.A.                              100% IOSF                   France
     Buro 3                                                                100% IOSF                   France
     Buro 68                                                               100% IOSF                   France
     Guillaume Bureautique                                                 100% IOSF                   France

3D Communications, Inc. (3D)                                               100% IKON                   Utah
3D Communications of Colorado L.L.C.                                       100% 3D                     Utah
BCS Integration, Inc.                                                      100% IKON                   Utah
Carlson Group, Inc.                                                        100% IKON                   North Carolina
ColourComp Corporation                                                     100% IKON                   Arizona
Command Services Corporation                                               100% IKON                   New York
Connectivity, Inc.                                                         100% IKON                   Oregon
The Computer Group, Inc.                                                   100% IKON                   South Carolina
Executive Automation Consultants, Inc.                                     100% IKON                   Kansas
IKON Office Solutions Technology Services, Inc.                            100% IKON                   Delaware
Innerset, Inc. (INN)                                                       100% IKON                   Delaware
Fourth Wave Technologies, Inc.                                             100% INN                    Michigan
Winson Olson Co.                                                           100% INN                    California
Integra Technology International, Inc. (ITI)                               100% IKON                   New York
Integra Techsoft Ltd.                                                      100% ITI                    India
Jened Enterprises, Inc.                                                    100% IKON                   Arizona
Kenwood Associates, Inc.                                                   100% IKON                   Illinois
Micro Information Services, Inc.                                           100% IKON                   Wisconsin
Mon-Wal, Inc. (dba The Waldec Group)                                       100% IKON                   Florida

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                                    Page -3-

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

                                                                                                       State or other
                                                                                                       jurisdiction of
                                                                           %Voting Securities          Incorporation or
Subsidiary                                                                 Owned (by whom)             organization
----------                                                                 ------------------          ----------------
Nova Information Systems, Inc.                                             100% IKON                   Delaware
OA Solutions, Inc.                                                         100% IKON                   New York
PERCOMCO, Inc.                                                             100% IKON                   Indiana
Professional Computing, Inc.                                               100% IKON                   California
Real World Systems, Inc.                                                   100% IKON                   Pennsylvania
Riverbend Group, Inc.                                                      100% IKON                   Virginia
Strategy Group, Inc.                                                       100% IKON                   Pennsylvania
Sunrise Computer Systems, Inc.                                             100% IKON                   Ohio
Universal Networks, Inc.                                                   100% IKON                   Illinois
Valinor Inc.                                                               100% IKON                   Massachusetts
Virtual Networks, Inc.                                                     100% IKON                   California